American Century EFT Trust Summary Prospectus and Prospectus Supplement American Century® STOXX® U.S. Quality Growth ETF American Century® STOXX® U.S. Quality Value ETF
Supplement dated August 26, 2022 ■ Summary Prospectus and Prospectus dated January 1, 2022
The following is inserted following the entry for Rene P. Casis in the Portfolio Managers section in the summary prospectus and prospectus:
Will Enderle, Associate Portfolio Manager, has been a member of the team that manages the fund since 2022.
Paul Jo, Associate Portfolio Manager, has been a member of the team that manages the fund since 2022.

The following is inserted following the entry for Rene P. Casis in the The Fund Management Team section on page 10 of each prospectus:
Will Enderle
Mr. Enderle, Associate Portfolio Manager, has been a member of the team that manages the fund since 2022. Prior to joining American Century as a Portfolio Management Associate in 2019, he was a Portfolio Management Analyst at Dimensional Fund Advisors from 2017 to 2019. He has a bachelor’s degree in finance from Wake Forest University.
Paul Jo
Mr. Jo, Associate Portfolio Manager, has been a member of the team that manages the fund since 2022. Prior to joining American Century in 2021, he was a Vice President, Portfolio Management Associate at PIMCO from 2014 to 2021. He has bachelor’s degrees in biomedical engineering and electrical engineering from Duke University.

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